Exhibit 99.1

Vireo Growth Inc. Announces Second Quarter 2026 Results

Q2 GAAP revenue of $209.3 million increased 335% year-over-year, driven by recently closed M&A transactions.

Q2 proforma revenue of $254.9 million, gives effect to the acquisitions of Hawthorne, Bridgewell, and PharmaCann as if they were completed on April 1, 2026.

Assuming the completion of all announced acquisitions, Vireo will become the largest U.S. cannabis operator by dispensary count with approximately 270 dispensaries, and among the largest U.S. cannabis companies by revenue.

Closed the Hawthorne, Eaze and Bridgewell transactions during the second quarter.

Announced the FLUENT and C21 acquisitions during the second quarter, which will expand our retail footprint in Florida and further strengthen our platform in Nevada.

Subsequent to quarter end, closed the PharmaCann acquisition, deepening our market position in Colorado, and entered Pennsylvania through the acquisition of PhytoNatural dispensary licenses.

Subsequent to quarter end, announced an asset purchase agreement, to acquire select Cannabist assets, which will expand our key Colorado platform and mark our entry into Massachusetts, New Jersey, and Illinois.

Subsequent to quarter end, announced a merger agreement with Planet 13 which will deepen our positions in Nevada and Florida while expanding our Illinois platform.

Subsequent to quarter end, announced a four-deal transaction through securities purchase agreements to establish a fully-built vertical operation in Ohio, our 15th state.

Announced a new asset-based revolving credit facility with a $65 million initial commitment, expandable to $85 million with an additional $20 million accordion (up to $105M total), priced at Term SOFR + 1.75%–2.00%.

Company closed Q2 with $122.7 million in cash; expects to remain acquisitive.

MINNEAPOLIS – August 11, 2026 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), a leading vertically integrated cannabis company and agricultural markets platform, today reported financial results for its second fiscal quarter ended June 30, 2026. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Year-over-Year Performance Summary

	Three Months Ended
US $ in millions	June 30,
	2026	2025	Variance
GAAP Revenue	$209.3	$48.1	335.1%
GAAP Cannabis Revenue	$175.8	$48.1	265.5%
GAAP Non-Cannabis Revenue	$33.5	$0.0	100.0%

GAAP Gross Profit	$95.3	$20.4	367.2%
Gross Profit Margin	45.5%	42.4%	310 bps
Adjusted Gross Profit(1)	$98.4	$24.7	298.4%
Adjusted Gross Profit Margin(1)	47.0%	51.4%	-430 bps
Adjusted Cannabis Gross Profit(1)	$92.4	$24.7	274.1%
Adjusted Cannabis Gross Profit Margin(1)	52.6%	51.4%	120 bps
Adjusted Non-Cannabis Gross Profit(1)	$6.0	$0.0	100.0%
Adjusted Non-Cannabis Gross Profit Margin(1)	17.9%	0.0%	1,790 bps

Adjusted EBITDA (non-GAAP)(2)	$41.5	$13.3	212.0%
Adjusted EBITDA Margin(2)	19.8%	27.7%	-780 bps
Adjusted Cannabis EBITDA (non-GAAP)(2)	$39.4	$13.3	196.2%
Adjusted Cannabis EBITDA Margin(2)	22.4%	27.7%	-520 bps
Adjusted Non-Cannabis EBITDA (non-GAAP)(2)	$2.1	$0.0	100.0%
Adjusted Non-Cannabis EBITDA Margin(2)	6.3%	0.0%	630 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Sequential Performance Summary

US $ in millions	Three Months Ended
	June 30, 2026	March 31, 2026	Variance
GAAP Revenue	$209.3	$106.2	97.1%
GAAP Cannabis Revenue	$175.8	$106.2	65.5%
GAAP Non-Cannabis Revenue	$33.5	$0.0	100.0%

GAAP Gross Profit	$95.3	$59.3	60.7%
Gross Profit Margin	45.5%	55.8%	-1,030 bps
Adjusted Gross Profit(1)	$98.4	$59.8	64.5%
Adjusted Gross Profit Margin(1)	47.0%	56.3%	-930 bps
Adjusted Cannabis Gross Profit(1)	$92.4	$59.8	54.5%
Adjusted Cannabis Gross Profit Margin(1)	52.6%	56.3%	-370 bps
Adjusted Non-Cannabis Gross Profit(1)	$6.0	$0.0	100.0%
Adjusted Non-Cannabis Gross Profit Margin(1)	17.9%	0.0%	1,790 bps

Adjusted EBITDA (non-GAAP)(2)	$41.5	$32.7	26.9%
Adjusted EBITDA Margin(2)	19.8%	30.8%	-1,100 bps
Adjusted Cannabis EBITDA (non-GAAP)(2)	$39.4	$32.7	20.5%
Adjusted Cannabis EBITDA Margin(2)	22.4%	30.8%	-840 bps
Adjusted Non-Cannabis EBITDA (non-GAAP)(2)	$2.1	$0.0	100.0%
Adjusted Non-Cannabis EBITDA Margin(2)	6.3%	0.0%	630 bps

1Non-GAAP measure. Excludes fair value adjustments and non-cash product costs.

2Non-GAAP measure. See Supplemental Information and Reconciliation of Non-GAAP Financial Measures.

Management Commentary

John Mazarakis, Chief Executive Officer of Vireo, commented: "We believe the cannabis industry is entering a period where scale alone is no longer enough. The companies that create lasting value will be those that combine disciplined capital allocation, operational excellence, and the ability to integrate businesses efficiently. Every acquisition we announced during the quarter reflects that philosophy. Rather than pursuing growth for its own sake, we are building a diversified cannabis and agribusiness platform where each investment strengthens the value of the broader organization."

Mazarakis continued, "With our pending transactions, Vireo has assembled one of the industry's largest operating footprints while remaining focused on improving profitability, expanding free cash flow, and building $100 million-plus businesses across our core markets over time. As we strategically diversify our platform, the Hawthorne and Bridgewell acquisitions establish the foundation of our national agribusiness supply platform, extending our reach beyond cannabis and forming the basis of our non-cannabis reporting segment. We believe the investments we are making today will position the Company to demonstrate the full earnings power of our platform as integration activities continue into 2027."

Q2 Highlights

●	Completed its merger with Eaze Inc. (“Eaze”), with Eaze becoming a wholly owned subsidiary of the Company, deepening presence in Colorado, adding two new markets: California and Florida, and enhancing Vireo’s IP portfolio with a robust delivery platform.

●	Completed the acquisition of The Hawthorne Gardening Company LLC (“Hawthorne”) and its subsidiaries from The Scotts Miracle-Gro Company, strengthening the Vireo balance sheet and creating a procurement platform to optimize supply chain management and drive cost efficiency across our portfolio.

●	Announced a definitive agreement with Glass House Brands Inc. (“Glass House”) to form a joint venture to combine each party’s California dispensary operations in exchange for a 50% ownership interest, supported by a preferential supply agreement with Glass House, and an option after five years for Vireo to acquire Glass House’s equity interest in the joint venture, with Glass House having a reciprocal put right.

●	Entered into a definitive arrangement agreement to acquire all outstanding shares of FLUENT Corp. (“Fluent”) in an all-stock transaction. The acquisition, when complete, expands our presence in Florida, one of the most important cannabis markets in the country.

●	Announced and completed the acquisition of Agribusiness Holdings Limited Partnership, including its subsidiary, Bridgewell Agribusiness LLC (“Bridgewell”), supporting Vireo’s newly formed agribusiness and its supply chain and procurement strategy vision.

●	Exercised its option to purchase the Johnstown New York facility from IIP-NY 2 LLC, a subsidiary of Innovative Industrial Properties Inc.

●	Announced a definitive agreement to acquire C21 Investment, Inc. (“C21”), to deepen its presence in Nevada with a strong operator.

●	Completed a board approved share consolidation at a ratio of 30-to-1 and changed its auditor to BDO USA, P.C.

Subsequent Events (Through August 10, 2026)

●	Announced and completed the acquisition of FarmX, LLC d/b/a PhytoNatural ("PhytoNatural"), via Vive Penn, LLC (“Vive”), a joint venture between Vireo Health of PA, LLC and Hive Holdings, Inc., which includes a non-operational medical cannabis retail permit that, subject to applicable regulatory approvals, authorizes the operation of up to six dispensaries in Pennsylvania,providing an entry point for future expansion into a new state, Pennsylvania, an important medical market.

●	Announced a definitive purchase agreement to acquire certain assets from The Cannabist Company Holdings Inc. (“Cannabist”), including cannabis cultivation, manufacturing and up to 20 retail operations from subsidiaries, enhancing our Colorado operations and entering three new markets: Illinois, Massachusetts, and New Jersey.

●	Announced a merger agreement (the “Merger Agreement”) with Planet 13 Holdings Inc. (“Planet 13”, such transaction the “Merger”), in an all-stock transaction, to acquire their cultivation, processing, delivery, consumption license, and retail dispensaries in Nevada, Illinois and Florida.

●	Simultaneously announced four acquisitions in Ohio, entering our 15th state with meaningful scale including 8 dispensaries, a cultivation and processing facility, and related owned and leased real estate.

●	Completed the acquisition of certain PharmaCann Inc. assets, transitioning from management under an MSA to ownership in Colorado.

●	Announced a new asset-based revolving credit facility with a $65 million initial commitment, expandable to $85 million and further to $105M through a $20 million accordion feature, priced at Term SOFR plus a 1.75%–2.00% applicable margin.

Balance Sheet and Liquidity

As of June 30, 2026, total current assets excluding income taxes receivable were $374.0 million, including cash on hand of $122.7 million and marketable securities of $1.0 million. Total current liabilities excluding uncertain tax liabilities and contingent consideration were $181.4 million. As of June 30, 2026, the Company had a total of 54.4 million subordinate voting shares outstanding on a treasury method basis using a share price of $15.00 comprised of 45.8 million subordinate voting shares outstanding on an as converted basis, 2.1 million RSUs, 1.2 million shares issuable upon conversion of convertible debt, 3.5 million shares held in escrow, 1.2 million shares expected to be issued in connection with the satisfaction of earn-out liabilities, and 0.6 million in the money warrants and options adjusted for the treasury method.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, August 11, 2026, at 8:00 a.m. ET (7:00 a.m. CT) to discuss its financial results for its second quarter ended June 30, 2026. Interested parties may attend the conference call by dialing +1 833 461 5787 (Toll-Free US and Canada) or for international callers, International Dial-In Numbers, and reference conference ID number 596468752.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:  https://events.q4inc.com/attendee/596468752

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With current operations in 10 states and more than 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s second quarter 2026 results will be available on EDGAR and SEDAR+ later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures including a reconciliation of each measure to the most directly comparable GAAP financial measure.

Contact Information

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

1 (781) 956-7052

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s future M&A strategy, including remaining acquisitive, and optimization of the Company’s business; the Company’s expectations around becoming the biggest U.S. cannabis operator by dispensary count and third largest on a revenue basis; the Company’s expectation of building $100 million-plus businesses across its core markets over time; the Company’s expectations around its pending transactions in Ohio and with Fluent, C21, Cannabist, Planet 13, and the assets to be acquired therefrom; expectations around the joint venture involving Glass House and the consummation of the related contributions of California dispensary operations by Vireo and Glass House; expectations around entry into Pennsylvania through acquisition of the PhytoNatural licenses; expectations around the proposed Merger and the expected timing and benefits thereof; the expected Merger closing date; the approximate value of the consideration to be paid in the Merger; the satisfaction or waiver of the closing conditions set out in the Merger Agreement, including receipt of all regulatory approvals; the expectation that the shares of Planet 13 common stock will be delisted from the Canadian

Securities Exchange and OTCQX Market and that Planet 13 will cease to be a reporting issuer under applicable U.S. and Canadian securities laws; and Vireo’s expectations around integration of the operations of its recent and announced acquisitions and timing thereof. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, Planet 13 or their respective subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10 K and our Quarterly Reports on Form 10 Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company and Planet 13 (in the case of the Merger) believe that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because neither the Company nor Planet 13 (in the case of the Merger) can give any assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to receipt of necessary regulatory and third-party approvals for completion of the proposed Merger and the Company’s pending and proposed transactions; risks and uncertainties associated with the proposed Merger, the pending transactions in Ohio and with Fluent, C21, and Cannabist, and the joint venture with Glass House, some of which are beyond the Company’s and Planet 13’s control; the Company’s and Planet 13’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the proposed Merger, the pending transactions in Ohio and with Fluent, C21, and Cannabist, and the joint venture with Glass House; the effects of the proposed Merger, the pending transactions in Ohio and with Fluent, C21, and Cannabist and the joint venture with Glass House on the Company, Planet 13 and the interests of various constituents; subject to the successful outcome of the proposed Merger, the pending transactions in Ohio and with Fluent, C21, and Cannabist, and the proposed contributions of California dispensary operations to the Glass House joint venture, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; the Company’s and Planet 13’s ability to dispose of its assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10 K and Quarterly Reports on Form 10 Q and with respect to the Merger, Planet 13’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s and Planet 13’s respective profiles on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

Additional Information and Where to Find It

In accordance with the Merger Agreement, Vireo intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) which will include a proxy statement/prospectus and certain other related documents, which will serve as both the proxy statement to be distributed to Planet 13’s stockholders in connection with its solicitation for proxies for the vote by its stockholders in connection with the Merger and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued to Planet 13’s equity holders in connection with the completion of the Merger. Planet 13 also intends to file relevant materials with the SEC and applicable Canadian securities regulators, including preliminary and definitive proxy statements relating to the Merger. The definitive proxy statement and other relevant documents will be mailed to Planet 13’s stockholders as of the record date established for voting on the Merger. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that may be filed with the SEC or be mailed to Planet 13 stockholders in connection with the Merger.

BEFORE MAKING ANY DECISION, PLANET 13 STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT AS, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Any vote in respect of resolutions to be proposed at Planet 13’s stockholder meeting to approve Merger or other proposals in relation to the Merger should be made only on the basis of the information contained in Planet 13’s proxy statement/prospectus. You will be able to obtain a free copy of the Registration Statement, proxy statement/prospectus and other related documents (when available) filed with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/. The information found on, or otherwise accessible through, Planet 13’s website is not incorporated by reference into, nor does it form a part of, this earnings release or any other document that Planet 13 files with the SEC.

Participants in the Solicitation

Planet 13 and its directors and executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Planet 13’s stockholders in connection with the Merger. Information regarding Planet 13’s directors and executive officers is set forth under the captions “Proposal No. 1: Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation,” “Director Compensation,” “Executive Compensation Tables,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the definitive proxy statement for Planet 13’s Annual General Meeting of Stockholders, filed with the SEC on April 29, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of Planet 13’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC.

These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Planet 13’s website at https://investors.planet13.com/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus that Vireo expects to file in connection with the proposed Merger and other relevant materials Planet 13 may file with the SEC and applicable Canadian securities regulators.

Vireo, its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Planet 13’s stockholders in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in Vireo is contained in the sections entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Directors, Executive Officers and Corporate Governance” of Vireo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 17, 2026, and which is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

No Offer or Solicitation

This earnings release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Merger or the accuracy or adequacy of this communication.

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE MONTHS ENDED JUNE 30, 2026, 2025, 2026 PRO FORMA, AND 2025 PRO FORMA

(Amounts Expressed in millions of United States Dollars, Unaudited)

	Three Months Ended
	June 30,
	2026	2025	$ Change	% Change
Retail:
MN	$19.0	$10.9	$8.1	74%
NY	0.8	1.1	(0.3)	(27)%
MD	6.7	6.7	—	—%
UT	13.1	6.1	7.0	115%
NV	28.3	6.4	21.9	342%
MO	20.9	5.6	15.3	273%
CO	28.4	—	28.4	100%
NM	9.4	—	9.4	100%
CA	18.0	—	18.0	100%
FL	9.5	—	9.5	100%
Total Retail	$154.1	$36.8	$117.3	319%

Wholesale:
MN	$0.1	$0.2	$(0.1)	(50)%
NY	8.9	4.1	4.8	117%
MD	3.4	4.2	(0.8)	(19)%
UT	2.4	1.1	1.3	118%
NV	0.1	—	0.1	100%
MO	5.9	1.7	4.2	247%
CO	0.9	—	0.9	100%
Total Wholesale	$21.7	$11.3	$10.4	92%

Total Cannabis Revenue	$175.8	$48.1	$127.7	265%

Non-Cannabis Revenue	33.5	—	33.5	100%

Total Revenue	$209.3	$48.1	$161.2	335%

	Three Months Ended
	June 30,
	2026 (pro forma)[1]	2025 (pro forma)[1]	$ Change	% Change
Retail:
MN	$19.0	$10.9	$8.1	74%
NY	0.8	1.1	(0.3)	(27)%
MD	6.7	6.7	0.0	0%
UT	13.1	11.6	1.5	13%
NV	28.3	24.9	3.4	14%
MO	20.9	20.1	0.8	4%
CO	44.8	52.4	(7.6)	(15)%
NM	9.4	8.2	1.2	15%
CA	18.0	18.7	(0.7)	(4)%
FL	9.5	5.3	4.2	79%
Total Retail	$170.5	$159.9	$10.6	7%

Wholesale:
MN	0.1	0.2	(0.1)	(50)%
NY	8.9	4.1	4.8	117%
MD	3.4	4.2	(0.8)	(19)%
UT	2.4	1.9	0.5	26%
NV	0.1	0.2	(0.1)	(50)%
MO	5.9	4.8	1.1	23%
CO	0.9	0.7	0.2	29%
Total Wholesale	$21.7	$16.1	$5.6	35%

Total Cannabis Revenue	$192.2	$176.0	$16.2	9%

Non-Cannabis Revenue	$62.7	N.M.	N.M.	N.M.

Total Revenue	$254.9	N.M.	N.M.	N.M.

N.M – Not meaningful

1Proforma results give effect to the acquisitions of Vireo Health of Rocky Mountain, Eaze, Hawthorne, Bridgewell, and PharmaCann as if they were completed on April 1, 2025. Pro forma information has been presented for informational purposes only and is not necessarily indicative of the Company’s past results of operations, nor is it indicative of the future operating results of the Company and should not be considered a substitute for the financial information presented in accordance with GAAP.

Supplemental Information and Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, and Adjusted Gross Profit Margin are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

We have included this information as management believes certain investors use this information to evaluate our performance in comparison to other cannabis companies. The table below provides a reconciliation of net loss to EBITDA and to Adjusted EBITDA for both our cannabis and non-cannabis operations.

	Three Months Ended
	June 30,
	2026 (Cannabis)	2025 (Cannabis)	2026 (Non-Cannabis)	2025 (Non-Cannabis)
Net income (loss)	$0.2	$(14.9)	$(0.3)	$—
Interest expense, net	9.2	7.6	0.3	—
Income taxes	14.3	4.9	—	—
Depreciation & Amortization	5.8	1.1	0.3	—
Depreciation and amortization included in cost of sales	3.6	0.9	0.6	—
EBITDA (non-GAAP)	$33.1	$(0.4)	$0.9	$—
Non-cash inventory adjustments	1.9	3.9	1.2	—
Grown Rogue termination fee included in cost of goods sold	—	0.3	—	—
Change in the fair value of contingent consideration	(2.9)	—	—	—
Stock-based compensation	7.5	4.2	—	—
Transaction related expenses	19.7	4.7	—	—
One time legal costs	2.4	—	—	—
Other (income) expense	(1.2)	0.4	—	—
Bargain purchase gain	(21.7)	—	—	—
Severance expense	—	0.2	—	—
Loss on disposal of assets	0.6	—	—	—
Adjusted EBITDA (non-GAAP)	$39.4	$13.3	$2.1	$—

	Three Months Ended
	June 30,
Consolidated	2026	2025
Net income (loss)	$(0.1)	$(14.9)
Interest expense, net	9.5	7.6
Income taxes	14.3	4.9
Depreciation & Amortization	6.1	1.1
Depreciation and amortization included in cost of sales	4.2	0.9
EBITDA (non-GAAP)	$34.0	$(0.4)
Non-cash inventory adjustments	3.1	3.9
Grown Rogue termination fee included in cost of goods sold	—	0.3
Change in the fair value of contingent consideration	(2.9)	—
Stock-based compensation	7.5	4.2
Transaction related expenses	19.7	4.7
One time legal costs	2.4	—
Other (income) expense	(1.2)	0.4
Bargain purchase gain	(21.7)	—
Severance expense	—	0.2
Loss on disposal of assets	0.6	—
Adjusted EBITDA (non-GAAP)	$41.5	$13.3

The financial information reported in this news release is based on the Company’s unaudited financial statements for the three months ended June 30, 2026, and 2025. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s unaudited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s unaudited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

Reconciliation of Adjusted Gross Profit

	Cannabis Segment		Non-Cannabis Segment		TOTAL
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2026	2025	2026	2025	2026	2025
Gross Profit	$90.5	$20.4	$4.8	$—	$95.3	$20.4
Non-cash product costs	1.5	4.2	1.2	—	2.7	4.2
Inventory valuation adjustments	0.4	(0.2)	—	—	0.4	(0.2)
Other	—	0.3	—	—	—	0.3
Adjusted Gross Profit (non-GAAP)	$92.4	$24.7	$6.0	$—	$98.4	$24.7

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2026 AND DECEMBER 31, 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	June 30,	December 31,
	2026	2025
Assets
Current assets:
Cash	$103.1	$102.2
Restricted cash	19.6	20.3
Marketable securities	1.0	1.0
Accounts receivable, net	63.9	13.8
Income tax receivable	20.5	22.8
Inventory	149.4	60.0
Supply Agreement Asset	19.8	—
Prepayments and other current assets	14.1	3.8
Warrants held	1.4	1.7
Notes receivable	1.3	79.2
Other assets	0.4	0.3
Total current assets	394.5	305.1
Property and equipment, net	280.7	217.5
Operating lease, right-of-use asset	153.9	53.4
Intangible assets, net	218.7	117.5
Goodwill	161.1	87.5
Investments	11.7	6.0
Deposits	4.3	4.4
Indemnified tax assets	48.8	25.8
Total assets	$1,273.7	$817.2
Liabilities
Current liabilities
Accounts payable and accrued liabilities	$125.1	$50.3
Convertible debt, current portion	1.3	1.3
Long-term debt, current portion	41.6	16.3
Operating lease liabilities - current	13.4	3.6
Contingent consideration	36.5	—
Uncertain tax liability	172.8	120.0
Derivative liability	—	0.2
Total current liabilities	390.7	191.7
Finance lease liabilities	8.8	95.8
Operating lease liabilities	141.2	50.5
Long-term debt, net	257.2	127.6
Convertible debt, net	22.3	8.6
Contingent consideration	—	24.4
Deferred tax liabilities	9.8	10.2
Other long-term liabilities	1.2	1.0
Total liabilities	831.2	509.8

Commitments and contingencies

Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized); (45,044,826 shares issued and outstanding at June 30, 2026, and 35,237,719 at December 31, 2025)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized); (7,718 shares issued and outstanding at June 30, 2026 and 7,773 at December 31, 2025)	—	—
Additional paid in capital	762.5	607.0
Accumulated deficit	(320.0)	(299.6)
Total stockholders' equity	$442.5	$307.4
Total liabilities and stockholders' equity	$1,273.7	$817.2

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED JUNE 30, 2026 AND 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	Unaudited Three Months Ended June 30,
	2026	2025
Revenue	$209.3	$48.1
Cost of sales
Product costs	110.9	23.7
Non-cash product costs	2.7	4.2
Inventory valuation adjustments	0.4	(0.2)
Gross profit	95.3	20.4
Operating expenses:
Selling, general and administrative expenses	75.8	16.6
Transaction related expenses	19.7	4.7
Depreciation	1.7	0.4
Amortization	4.4	0.7
Total operating expenses	101.6	22.4

Income (loss) from operations	(6.3)	(2.0)

Other income (expense):
Interest expenses, net	(7.6)	(4.7)
Interest expense on finance lease liabilities - Minnesota & New York	(2.6)	(3.6)
Interest income	0.7	0.6
Bargain Purchase Gain	21.7	—
Gain (loss) on disposal of assets and debt	(0.6)	—
Gain (loss) on change in the fair value of contingent consideration	2.9	—
Derivative gain (loss)	0.1	—
Other income (expenses)	5.9	(0.4)
Other income (expenses), net	20.5	(8.1)

Income (loss) before income taxes	14.2	(10.1)

Deferred income tax recoveries (expenses)	5.7	—
Current income tax expenses	(20.0)	(4.8)
Net income (loss) and comprehensive income (loss)	(0.1)	(14.9)
Net income (loss) per share - basic and diluted	$(0.00)	$(0.80)
Weighted average shares used in computation of net loss per share - basic and diluted	45,086,651	18,636,580

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2026 AND 2025

(Amounts Expressed in millions of United States Dollars, Unaudited and Condensed)

	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(20.4)	$(21.4)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash amortization of inventory step up included in product costs	3.0	4.2
Inventory valuation adjustments	0.6	0.2
Depreciation	2.8	0.5
Depreciation capitalized into inventory	7.1	1.4
Non-cash operating lease expense	5.2	0.5
Amortization of intangible assets	7.1	0.9
Stock-based compensation	14.5	5.5
(Gain) loss on warrants held	0.3	1.0
Deferred income tax expense (benefit)	(7.9)	—
Derivative (gain) loss	(0.2)	—
Bargain purchase gain	(21.7)	—
Interest expense	2.7	2.5
Bad debt expense	0.4	0.1
Accretion of interest on right-of-use finance lease liabilities	—	0.1
(Gain) loss on change in the fair value of contingent consideration	2.6	—
Loss (gain) on disposal of assets	0.6	—
Change in operating assets and liabilities, net of acquisitions:
Accounts receivable	(14.1)	(2.3)
Prepaid expenses	4.2	0.3
Inventory	(7.6)	1.2
Purchase of marketable securities	—	(1.0)
Income taxes	2.3	(1.5)
Uncertain tax position liabilities	29.8	5.4
Accounts payable and accrued liabilities	8.0	(0.3)
Changes in operating lease liabilities	(5.0)	(0.8)
Change in assets and liabilities held for sale	—	(4.7)
Net cash provided by (used in) operating activities	14.3	(8.2)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(119.0)	(4.8)
Acquisition of Vireo Health of Rocky Mountain, net of cash paid	18.2	—
Acquisition of Eaze, net of cash paid	6.9	—
Acquisition of Hawthorne, net of cash paid	35.0	—
Acquisition of Bridgewell, net of cash paid	1.9	—
Acquisition of Wholesome, net of cash paid	—	7.0
Acquisition of Deep Roots, net of cash paid	—	19.0
Acquisition of Proper, net of cash paid	—	12.3
Investment in equity method investee	(4.9)	—
Capitalized software development costs	(0.6)	(0.3)
Proceeds from sale of assets held for sale	—	—
Deposits	0.8	(0.3)
Net cash provided by (used in) investing activities	(61.7)	32.9

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	87.1	(0.3)
Proceeds from option exercises	—	0.1
Debt principal payments	(39.4)	(10.0)
Lease principal payments	(0.1)	—
Net cash provided by (used in) financing activities	47.6	(10.2)

Net change in cash	0.2	14.5

Cash and restricted cash, beginning of period	122.5	91.6

Cash and restricted cash, end of period	$122.7	$106.1